UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

MidCap Financial Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3450

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market
8.00% Notes due 2028	MFICL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 13, 2024, MidCap Financial Investment Corporation (the “Company”) entered into (i) an equity distribution agreement by and among the Company, Apollo Investment Management, L.P. (the “Adviser”), Apollo Investment Administration, LLC (the “Administrator”) and Truist Securities, Inc. (“Truist”) and (ii) an equity distribution agreement by and among the Company, the Adviser, the Administrator and Jefferies LLC (“Jefferies,” and together with Truist, the “Sales Agents”). The equity distribution agreements with the Sales Agents described in the preceding sentence are collectively referred to herein as the “Equity Distribution Agreements.”

The Equity Distribution Agreements provide that the Company may from time to time issue and sell shares of its common stock, par value $0.001 per share (“Shares”), having an aggregate offering price of up to $200,000,000, through the Sales Agents, or to them as principal for their own respective accounts. Any issuance and sale of the Shares will be made pursuant to a prospectus supplement dated August 13, 2024 (the “Prospectus Supplement”) as may be supplemented from time to time, and the accompanying prospectus, dated April 12, 2023 (together with the Prospectus Supplement, including any documents incorporated or deemed to be incorporated by reference therein, the “Prospectus”), which constitute a part of the Company’s effective shelf registration statement on Form N-2ASR (File No. 333-271227) that was filed with the SEC on April 12, 2023 (the “Registration Statement”). Sales of the Shares, if any, under the Prospectus may be made in transactions that are deemed to be an “at the market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including without limitation sales made directly on or through the NASDAQ Global Select Market, sales made to or through market makers and sales made through any other existing trading market or electronic communications network, and by any other method permitted by law, including but not limited to privately negotiated transactions, which may include block trades, as the Company and the Sales Agents may agree. The Sales Agents will receive a commission from the Company up to 1.5% of the gross sales price of any Shares sold through the Sales Agents under the Equity Distribution Agreements. The sales price per share of the Shares offered by the Prospectus, less the Sales Agents’ commission, discount or other compensation for such sales payable under the Equity Distribution Agreements, will not be less than the net asset value (“NAV”) per share of the Shares at the time of such sale, unless the Company has received approval of a majority of its stockholders (including a majority of unaffiliated stockholders) and the Company’s independent directors. The Adviser may, from time to time, in its sole discretion, pay some or all of the commissions payable under the Equity Distribution Agreements or make additional supplemental payments to ensure that the sales price per share of the Shares in connection with this “at the market” offering will not be less than the Company’s current NAV per share. Any such payments made by the Adviser will not be subject to reimbursement by the Company.

The Company intends to use the net proceeds from this “at the market” offering for general corporate purposes, which may include, among other things, investing in accordance with the Company’s investment objectives and strategies as described in the Prospectus and repaying indebtedness (which will be subject to reborrowing).

Although the Company has filed the Prospectus Supplement with the Securities and Exchange Commission, the Company has no obligation to sell any Shares under the Equity Distribution Agreements, and may at any time suspend the offering of Shares under the Equity Distribution Agreements. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Shares and determinations by the Company of its need for, and the appropriate sources of, additional capital.

The Equity Distribution Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Equity Distribution Agreements, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Miles & Stockbridge P.C. relating to the legality of the issuance and sale of the Shares pursuant to the Prospectus is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

5.1	Opinion and Consent of Miles & Stockbridge P.C., dated August 13, 2024.

10.1	Form of Equity Distribution Agreement, dated as of August 13, 2024, by and among MidCap Financial Investment Corporation, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and the Sales Agent party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin M. Hester
Name:	Kristin M. Hester
Title:	Chief Legal Officer and Secretary

Date: August 13, 2024

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